Subsequent Events (Details) - Subsequent Event [Member]	Aug. 09, 2022 USD ($) $ / shares
Subsequent Events (Details) [Line Items]
Net proceeds (in Dollars)	$ 3,300,000
Principal amount (in Dollars)	$ 3,500,000
Interest rate per annum	8.00%
Interest in percentage	12.00%
Conversion price, per share (in Dollars per share) | $ / shares	$ 1.25
Conversion price percentage	85.00%
Additional debentures (in Dollars)	$ 25,000,000
Financing percentage	30.00%
Maturity date	Aug. 09, 2025